                            THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

TO OUR SHAREHOLDERS:

              The Federal Reserve Board (the "Fed"), under Chairman Alan Greenspan, eased monetary policy in July, 1995. This action provided the fuel which powered stock prices to record highs during the third quarter. The Gabelli Growth Fund fully participated in the quarter's advance, led by strength in numerous technology, financial services, healthcare and consumer issues. Your portfolio is well-diversified in industry-leading companies with favorable prospects for double-digit growth in earnings over the balance of 1995 and throughout 1996.


INVESTMENT RESULTS (a)
----------------------------------------------------------------------------------------------------
                                                                  QUARTER
                                                   -------------------------------------
                                                    1ST       2ND          3RD       4TH       YEAR
                                                    ---       ---          ---       ---       ----
1995:   Net Asset Value . . . . . . . . . . . .    $20.86    $22.99       $24.91        --        --
        Total Return  . . . . . . . . . . . . .       6.0%     10.2%         8.4%       --        --
----------------------------------------------------------------------------------------------------
1994:   Net Asset Value . . . . . . . . . . . .    $21.90    $21.23       $22.58    $19.68    $19.68
        Total Return  . . . . . . . . . . . . .      (5.8)%    (3.1)%        6.4%     (0.5)%    (3.4)%
----------------------------------------------------------------------------------------------------
1993:   Net Asset Value . . . . . . . . . . . .    $21.71    $21.84       $23.43    $23.26    $23.26
        Total Return  . . . . . . . . . . . . .       0.6%      0.6%         7.3%      2.5%     11.3%
----------------------------------------------------------------------------------------------------
1992:   Net Asset Value . . . . . . . . . . . .    $20.27    $19.72       $20.50    $21.59    $21.59
        Total Return  . . . . . . . . . . . . .      (4.7)%    (2.7)%        4.0%      8.5%      4.5%
----------------------------------------------------------------------------------------------------
1991:   Net Asset Value . . . . . . . . . . . .    $18.18    $18.02       $19.51    $21.28    $21.28
        Total Return  . . . . . . . . . . . . .      11.7%     (0.9)%        8.3%     12.0%     34.3%
----------------------------------------------------------------------------------------------------
1990:   Net Asset Value . . . . . . . . . . . .    $16.74    $17.80       $15.75    $16.27    $16.27
        Total Return  . . . . . . . . . . . . .      (1.9)%     6.3%       (11.5)%     6.2%     (2.0)%
----------------------------------------------------------------------------------------------------
1989:   Net Asset Value . . . . . . . . . . . .    $13.99    $15.73       $17.46    $17.07    $17.07
        Total Return  . . . . . . . . . . . . .      10.6%     12.4%        11.0%      1.5%     40.1%
----------------------------------------------------------------------------------------------------
1988:   Net Asset Value . . . . . . . . . . . .    $10.87    $12.40       $12.71    $12.65    $12.65
        Total Return  . . . . . . . . . . . . .      16.1%     14.1%         2.5%      2.5%     39.2%
----------------------------------------------------------------------------------------------------
1987:   Net Asset Value . . . . . . . . . . . .    $10.00    $10.84       $11.28    $ 9.51    $ 9.51
        Total Return  . . . . . . . . . . . . .        --       8.4%(b)      4.1%    (15.7)%    (4.9)%(b)
----------------------------------------------------------------------------------------------------

                     DIVIDEND HISTORY
--------------------------------------------------------
PAYMENT (EX) DATE     RATE PER SHARE  REINVESTMENT PRICE
-----------------     --------------  ------------------
December 30, 1994         $2.790           $19.68
December 31, 1993         $0.760           $23.26
December 31, 1992         $0.646           $21.59
December 31, 1991         $0.573           $21.28
December 31, 1990         $0.460           $16.27
December 29, 1989         $0.654           $17.07
December 30, 1988         $0.377           $12.65
January 4, 1988           $0.152            $9.58

-----------------------------------------------------------------
        AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 1995 (a)
        -----------------------------------------------
       1 Year...........................                26.0%
       5 Year...........................                15.2%
       Life of Fund (b).................                15.8%
-----------------------------------------------------------------

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the
Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results.  Investment returns and the principal value of an investment will fluctuate.  When shares are redeemed they may be worth more or less than their original cost.  (b)  From commencement of operations on April 10, 1987.
----------------------------------------------------------------------------------------------------

INVESTMENT RESULTS

              For the three months ended September 30, 1995, The Gabelli Growth Fund's net asset value increased 8.4% to $24.91 per share from $22.99 per share on June 30, 1995. The unmanaged Standard and Poor's 500 Index ("S&P 500") returned 7.9% over the same period. For the nine month period ended September 30, 1995 the Fund increased 26.6% versus the 29.8% increase for the S&P 500. For the twelve months ended September 30, 1995, the Fund's total return was 26.0% versus 29.8% for the S&P 500. The Fund's total return since inception on April 10, 1987, through September 30, 1995, was 247.0%, which is equivalent to an average annual total return of 15.8%. This compares favorably to a total return of 150.2% for the S&P 500 over the same period, which is equivalent to an average annual total return of 11.4%. On September 30, 1995 the Fund's shareholder base stood at 41,487 shareholders and total net assets of the Fund were $520.5 million.

ECONOMIC BACKGROUND

              With inflation seemingly in check and economic growth appearing less robust, the Fed reduced the targeted Federal Funds rate by 25 basis points, to 5.75%, in July. This largely symbolic gesture on the part of the Fed was cheered by investors both here and abroad and was echoed by interest rate cuts in Germany and Japan.

              The economy is struggling to regain momentum. For the moment, strength in the technology sector is being offset by weakness in retail sales. Additionally, housing and autos are not snapping back to life as quickly as expected, given the relatively low level of interest rates. Finally, the resurgent dollar will negatively impact U.S. exports, although the permanence of the dollar's recent rise is suspect. While it is too early to fear recession, lower interest rates may be required to jump-start what looks like a slowing economy.

FINANCIAL MARKET OBSERVATIONS

              The third quarter saw a continuation of merger and acquisition activity. Already this year we have seen announced deals of, among others, CBS Inc. (CBS - $79.875 - NYSE) by Westinghouse Electric Corp. (WX - $15.00 -
NYSE), Capital Cities/ABC, Inc. (CCB - $117.625 - NYSE) by Walt Disney Company (DIS - $57.375 - NYSE), MCA by Seagram Company Ltd. (VO - $35.875 -
NYSE), and Multimedia, Inc. (MMEDC - $43.50 - NASDAQ) by Gannett Co., Inc. (GCI - $54.625 - NYSE); not to mention the merger of First Chicago Corp. (FNB
- $68.625 - NYSE) and NBD Bancorp (NBD - $38.25 - NYSE). During the third quarter, the merger of Chemical Banking Corp. (CHL - $60.875 - NYSE) and Chase Manhattan Corp. (CMB - $61.125 - NYSE) was announced in addition to the purchase of Turner Broadcasting System (TBS.A - $27.625 - ASE) by Time Warner Inc. (TWX - $39.75 - NYSE). On the restructuring front, AT&T Corp. (T - $65.75 - NYSE) announced its plans to split into three separate public companies. The managements of these companies are actively working to enhance shareholder values. While they may not all succeed, we believe such merger and acquisition and restructuring activity will continue to lend support to stock prices.

              Microsoft Corporation's (MSFT - $90.50 - NASDAQ) Windows '95 product introduction and Internet mania were other significant third quarter developments. The promotional hype surrounding "Win '95" was unprecedented and led to expectations that will be hard to fulfill for Microsoft and its vendors. Similarly, companies that had anything to do with the Internet were being pushed to high valuation levels.

Indeed, by quarter's end, the stock market leadership exhibited by the technology sector for most of this year appeared to be weakening.

             What wasn't weakening was the level of mutual fund sales. Individual investors continue to channel billions of investment dollars into equity mutual funds. Individuals are investing more in stocks than at any time in over 20 years. We are increasingly becoming a nation of interested and active shareholders. We applaud this as a long-term development but are naturally wary of the tendency for this to happen after a remarkably long period of rising equity prices. In fact, prices have risen so that dividend yields on stocks are at all time lows. This must temper our short-term expectations for the market.

COMMENTARY

              We believe that companies with superior growth in earnings, cash flow or asset values provide superior investment returns over time. The deceleration in the rate of profit growth which we anticipate through the balance of 1995 and, at least, through early 1996 should result in competitive investment returns for "growth" stocks in general, and your portfolio in particular. This is because "growth" stocks are less dependent on the rate of overall economic activity to generate increases in sales and earnings. While their earnings gains are less spectacular than cyclical companies when the economy is strong, they continue to show progress when the economy is weak, while cyclical companies' profits tend to decline.

              The Gabelli Growth Fund is a well-diversified and primarily domestic equity portfolio. It is not a "sector" fund. We believe diversification will serve our shareholders well in the long run. No single industry represents as much as 20% of the Fund's assets. Usually, industry weightings are 15% or less. This makes the Fund an appropriate selection for investors seeking an all-purpose or core equity fund. Our primary investment themes remain economic globalization, the technology revolution and the aging of the developed world's population. We view these as enduring themes which are well suited to U.S.-based growth stock investors.

LOOKING AHEAD

              In our last two reports we stated that "an environment of low inflation and moderate growth is frequently a positive backdrop for common stocks." This has obviously been true this year. We know that a fair amount of good news is presently discounted in share prices. If corporate profits continue to rise and interest rates remain at or near present levels, then the celebration at the corner of Wall Street and Broad Street may continue. However, we would expect earnings disappointments and/or rising interest rates to have an immediate and negative influence on the stock market. We encourage you to view the Gabelli Growth Fund as a long-term investment in a diversified portfolio of America's finest established growth companies.

LET'S TALK STOCKS

            The following are stock specifics on selected holdings of our Fund's investments. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AT&T CORP. (T - $65.75 - NYSE) is a global provider of telecommunications services. In September, the company disclosed plans to split the organization into three separate and distinct public companies. Long Distance and Cellular will continue to operate under the AT&T name, while telecommunications equipment and information systems will be spun off as separate entities. We favor this restructuring as a way to enhance shareholder values. AT&T represents good value in a company that stands at the forefront of the information age.

AUTOMATIC DATA PROCESSING, INC. (AUD - $68.125 - NYSE) is the industry leader in the outsourcing of payroll and tax filing services. The company also provides services to the stock brokerage industry and specialized services to the auto and truck dealership community, such as accounting, inventory and parts ordering. The company has a remarkable record of consistent growth with 34 consecutive years of earnings per share growth in excess of 10%. Growth on the magnitude of 15% is expected over the next 12 months.

BARNETT BANKS INC. (BBI - $56.625 - NYSE) is the largest commercial bank holding company in Florida. Florida is one of the most attractive states for banking, given its large and growing population and above average levels of personal income and savings. As the largest Florida bank, Barnett is a significant beneficiary of Florida's attractive demographics. Excess cash flow generation should lead to regular dividend increases supplemented by share buybacks.

ELECTRONIC DATA SYSTEMS CORPORATION (GENERAL MOTORS CORPORATION, CLASS E)(GME - $45.50 - NYSE) is the largest provider of information system outsourcing services. Presently operating as a subsidiary of General Motors, plans are in the works to spin EDS off from General Motors and allow it to operate as an independent business. We endorse the proposed spin-off as a means of enhancing shareholder value. The outsourcing of information systems management is a growth business and EDS is the premier provider of such services on a global basis.

INTERPUBLIC GROUP OF COMPANIES, INC. (IPG - $39.75 - NYSE) is a holding company for a worldwide network of major advertising agencies, including McCann-Erickson Worldwide and Lintas Worldwide. Foreign operations account for over 60% of revenues and 70% of operating income. The company's roster of major multinational clients include Coca-Cola, General Motors and Unilever. We view Interpublic as the best-managed of the advertising agencies with a global strategy that is well-suited to serve today's multinational corporations.

MOTOROLA, INC. (MOT - $76.375 - NYSE) is the world's leading supplier of communications equipment (70% of sales) and one of several major U.S.-based semiconductor manufacturers. The company markets a broad line of communications gear, from cellular handsets and pagers to infrastructure equip ment for both PCS and Cellular Systems. Demand for communications equipment is robust as less developed countries race to build communication networks and developed countries modernize equipment and add new wireless services.
We believe Motorola is the primary beneficiary of these global trends given the company's strong presence in virtually all of the major markets.

PROCTER & GAMBLE COMPANY (PG - $77.00 - NYSE) needs little introduction. As the leading producer of soaps, detergents and toiletries, its products are in virtually every home. The company is aggressively moving to expand into new markets abroad, including China, where operations are now profitable. Management has successfully battled the private label competition by cutting prices on such established brands as Tide, Cheer, Bold, Crest, Ivory, Pampers and others. Business looks bright on all fronts as the Cincinnati marketing machine continues its dominance.

STATE STREET BOSTON CORPORATION (STT - $40.00 - NYSE) is the nation's largest custodian of mutual fund assets. Total assets under custody are approximately $2 trillion. The company is also one of the nation's largest asset managers with a strong presence in passive management products for institutional investors. Management is focused on expanding the company's global presence and continuously updating information systems technology to gain competitive advantages. We view State Street Boston as an excellent vehicle to gain exposure to the ongoing growth in institutional funds management and custody.

TEXAS INSTRUMENTS, INC. (TXN - $79.875 - NYSE) is one of the largest worldwide producers of semiconductors, electrical control devices and defense electronics. Its semiconductor business is well-diversified by end market and is experiencing unit volume growth in excess of 30% this year with more of the same expected in 1996. The company has new products in the development stage that may start contributing to sales next year. Selling at 1 times revenues and about 10 times expected 1996 earnings, we believe the shares are undervalued.

THE WALT DISNEY COMPANY (DIS - $57.375 - NYSE) is one of the best, if not the best, producer of filmed entertainment and related merchandise.
Additionally, the company's theme parks continue to produce exceptional profits and free cash flow. Demand for quality filmed entertainment is high and rising, which is good news for Disney shareholders. The recently announced acquisition of the Capital Cities/ABC company is an excellent strategic and cultural fit. This well-managed company is exceptionally well-positioned for future growth.

MINIMUM INITIAL INVESTMENT - $1,000

              The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

IN CONCLUSION

              The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABGX. Please call us during the day for further information.

              In closing, we thank you for the trust you have shown in our investment capabilities and express our dedication to achieving our shared financial goal: to increase the value of the assets you have entrusted to us.

Sincerely,


/s/ Howard F. Ward                 /s/ Donald C. Jenkins

HOWARD F. WARD, CFA                DONALD C. JENKINS, CFA
Portfolio Manager                  Associate Portfolio Manager

October 16, 1995

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      MARKET
   SHARES                                            VALUE(B)
------------                                       -------------
               COMMON STOCKS -- 92.0%
               ADVERTISING -- 1.0%
     135,700   Interpublic Group of Companies,
                 Inc............................   $   5,394,075
                                                   -------------
               AEROSPACE -- 0.8%
      60,000   Boeing Co........................       4,095,000
                                                   -------------
               BUILDING AND CONSTRUCTION -- 1.2%
      63,000   Fluor Corporation................       3,528,000
      76,000   Foster Wheeler Corporation.......       2,688,500
                                                   -------------
                                                       6,216,500
                                                   -------------
               BUSINESS SERVICES -- 7.8%
      84,000   Automatic Data Processing,
                 Inc............................       5,722,500
     135,500   Ceridian Corporation +...........       6,012,812
     255,900   First Data Corporation...........      15,865,800
     172,000   General Motors Corporation, Class
                 E..............................       7,826,000
      92,000   Reuters Holdings plc, Class B,
                 ADR............................       4,864,500
                                                   -------------
                                                      40,291,612
                                                   -------------
               CABLE -- 1.4%
     120,000   Cox Communications Inc., Class A,
                 New +..........................       2,430,000
     265,000   Tele-Communications, Inc., Class
                 A +............................       4,637,500
                                                   -------------
                                                       7,067,500
                                                   -------------
               CONGLOMERATES -- 1.5%
     192,000   General Motors Corporation, Class
                 H..............................       7,872,000
                                                   -------------
               CONSUMER PRODUCTS -- 6.1%
      70,000   Duracell International Inc.......       3,141,250
      80,000   General Electric Company.........       5,100,000
     274,000   Gillette Company.................      13,049,250
     107,000   Procter & Gamble Company.........       8,239,000
      40,000   Ralston Purina Group.............       2,315,000
                                                   -------------
                                                      31,844,500
                                                   -------------
               ENERGY -- 1.0%
     154,000   Enron Corporation................       5,159,000
                                                   -------------
               ENTERTAINMENT -- 4.4%
     187,500   Time Warner Inc..................       7,453,125
      18,000   Viacom Inc., Class A +...........         895,500
     144,000   Viacom Inc., Class B +...........       7,164,000
     132,000   Walt Disney Company..............       7,573,500
                                                   -------------
                                                      23,086,125
                                                   -------------
               FINANCIAL SERVICES -- 14.5%
     179,000   American Express Company.........       7,943,125
      92,000   American International Group,
                 Inc............................       7,820,000
     135,000   BankAmerica Corp.................       8,083,125

                                                      MARKET
   SHARES                                            VALUE(B)
------------                                       -------------
     132,000   Barnett Banks Inc................   $   7,474,500
     129,000   Citicorp.........................       9,126,750
      80,000   First Tennessee National
                 Corporation....................       4,440,000
      40,000   General Re Corporation...........       6,040,000
     169,000   Mellon Bank Corporation..........       7,541,625
     230,000   Norwest Corporation..............       7,532,500
     241,400   State Street Boston
                 Corporation....................       9,656,000
                                                   -------------
                                                      75,657,625
                                                   -------------
               FOOD, BEVERAGE AND TOBACCO -- 10.5%
     157,000   Coca-Cola Company................      10,833,000
     345,000   Nabisco Holdings Corp., Class
                 A..............................      10,220,625
     149,000   PepsiCo, Inc.....................       7,599,000
     160,000   Philip Morris Companies Inc......      13,360,000
     155,000   Seagram Company Ltd..............       5,560,625
      82,400   Tootsie Roll Industries, Inc.....       3,285,700
      76,000   Wrigley (Wm.) Jr. Company........       3,838,000
                                                   -------------
                                                      54,696,950
                                                   -------------
               HEALTH CARE -- 12.2%
      45,000   Abbott Laboratories..............       1,918,125
      85,000   Amgen Inc. +.....................       4,239,375
      30,000   Baxter International.............       1,233,750
     141,000   Johnson & Johnson................      10,451,625
      79,000   Lilly (Eli) & Co.................       7,100,125
     247,000   Merck & Co., Inc.................      13,832,000
      55,000   Oxford Health Plans +............       4,001,250
     105,000   Pfizer Inc.......................       5,604,375
     295,000   Schering-Plough Corporation......      15,192,500
                                                   -------------
                                                      63,573,125
                                                   -------------
               INDUSTRIAL EQUIPMENT AND SUPPLIES -- 1.6%
      55,000   Crane Co.........................       1,897,500
     107,000   Illinois Tool Works, Inc.........       6,299,625
                                                   -------------
                                                       8,197,125
                                                   -------------
               METALS AND MINING -- 1.0%
      98,300   Aluminum Company of America......       5,197,612
                                                   -------------
               RESTAURANTS -- 1.0%
     137,000   McDonald's Corporation...........       5,240,250
                                                   -------------
               RETAIL -- 5.5%
     253,906   Home Depot, Inc..................      10,124,502
     160,200   Mattel, Inc......................       4,705,875
     162,000   Office Depot Inc. +..............       4,880,250
     140,000   Walgreen Co......................       3,920,000
     195,000   Wal-Mart Stores, Inc. ...........       4,850,625
                                                   -------------
                                                      28,481,252
                                                   -------------

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      MARKET
   SHARES                                            VALUE(B)
------------                                       -------------
               COMMON STOCKS (CONTINUED)
               TECHNOLOGY -- 12.9%
     120,000   Computer Associates
                 International, Inc.............   $   5,070,000
     110,000   Digital Equipment Corp. +........       5,018,750
      93,000   Hewlett-Packard Co...............       7,753,875
     128,000   Intel Corporation................       7,696,000
      86,500   International Business Machines
                 Corporation....................       8,163,438
      95,000   Loral Corporation................       5,415,000
      62,500   Molex Incorporated...............       2,265,625
     249,062   Molex Incorporated, Class A......       8,343,594
      35,000   Silicon Graphics Inc. +..........       1,203,125
      85,000   Sun Microsystems Inc. +..........       5,355,000
     100,000   Texas Instruments, Inc...........       7,987,500
      20,000   Xerox Corporation................       2,687,500
                                                   -------------
                                                      66,959,407
                                                   -------------
               TELECOMMUNICATIONS -- 5.2%
     112,900   AT&T Corp........................       7,423,175
     224,000   Ericsson (L.M.) Telephone
                 Company, Class B, ADR..........       5,488,000
      50,000   Globalstar
                 Telecommunications +...........       1,068,750
     100,000   Motorola, Inc....................       7,637,500
      81,000   Nokia Group AB, Class A, ADR.....       5,649,750
                                                   -------------
                                                      27,267,175
                                                   -------------

                                                      MARKET
   SHARES                                            VALUE(B)
------------                                       -------------
               WIRELESS COMMUNICATIONS -- 2.4%
     196,000   AirTouch Communications Inc. +...   $   6,002,500
     163,000   Vodafone Group plc, ADR..........       6,683,000
                                                   -------------
                                                      12,685,500
                                                   -------------
TOTAL COMMON STOCKS.............................     478,982,333
                                                   -------------
               COMMON STOCK WARRANTS AND RIGHTS -- 0.1%
               TELECOMMUNICATIONS -- 0.1%
     224,000   Ericsson (L.M.) Telephone
                 Company, Class B, ADR, Rights,
                 expires 10/27/1995 +...........         224,000
                                                   -------------

 PRINCIPAL
   AMOUNT
------------
               U.S. TREASURY BILLS -- 4.9%
 $25,755,000   5.20% to 5.30% ++
                 due 11/09/1995 - 11/30/1995....       25,536,652
                                                    -------------
TOTAL INVESTMENTS
  (COST $400,075,953)(A)...............    97.0%      504,742,985
OTHER ASSETS AND LIABILITIES (NET).....     3.0        15,759,815
                                           ----     -------------
NET ASSETS APPLICABLE TO 20,891,852
  SHARES OF BENEFICIAL INTEREST
  OUTSTANDING..........................   100.0%    $ 520,502,800
                                          =====     =============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE...............................    $       24.91
                                                      ===========

---------------
(a) Aggregate cost for Federal tax purposes was $400,330,931. Net unrealized appreciation for Federal tax purposes was $104,412,054 (gross unrealized appreciation was $105,024,677 and gross unrealized depreciation was $612,623).
(b) Securities traded on a national securities exchange are valued at the last sale price as of the close of business on the day the securities are being valued. Securities for which no sale was reported on that day and over-the-counter securities are valued at the mean between the last reported bid and asked prices. U.S. Government obligations and other debt instruments with 60 days or less to maturity are valued at amortized cost which approximates market value. Short-term investments with greater than 60 days to maturity are valued at the highest independent bid price as quoted by market makers.
  + Non-income producing security.
 ++ Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt

                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1995

First Data Corporation              Coca-Cola Company
Schering-Plough Corporation         Molex Incorporated
Merck & Co., Inc.                   Johnson & Johnson
Philip Morris Companies Inc.        Nabisco Holdings Corp.
Gillette Company                    Home Depot, Inc.

                            THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                        BOARD OF TRUSTEES
Mario J. Gabelli, CFA             Karl Otto Pohl
  Chairman and Chief                Former President
    Investment Officer                Deutsche Bundesbank
      Gabelli Funds, Inc.
Felix J. Christiana               Anthony R. Pustorino
  Former Senior                     Certified Public Accountant
    Vice President                    Professor, Pace University
      Dollar Dry Dock Savings Bank
Anthony J. Colavita               Anthony Torna
  Attorney-at-Law                   Herzog, Heine & Geduld, Inc.
    Anthony J. Colavita, P.C.
James P. Conn                     Anthonie C. van Ekris
  Managing Director and             Managing Director
    Chief Investment Officer          BALMAC International, Inc.
      Financial Security
        Assurance
        Holdings Ltd.
Dugald A. Fletcher                Salvatore J. Zizza
  President                         Chairman, Chief Executive
                                     Officer
    Fletcher & Company, Inc.          The Lehigh Group, Inc.

                 OFFICERS AND PORTFOLIO MANAGERS
Bruce N. Alpert                   Howard F. Ward, CFA
  President and Treasurer           Portfolio Manager
James E. McKee                    Donald C. Jenkins, CFA
  Secretary                         Associate Portfolio Manager

                           DISTRIBUTOR
                     Gabelli & Company, Inc.
          CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
               State Street Bank and Trust Company
                          LEGAL COUNSEL
              Skadden, Arps, Slate, Meagher & Flom

-------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
-------------------------------------------------------------

                                                          PHOTO OF MARIO GABELLI
 THE
 GABELLI

 GROWTH
 FUND
                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1995